                                                               EXHIBIT 10(o)(ii)

The following is a fair and accurate English translation of a German language document, filed pursuant to Rule 306 of Regulation S-T. Upon request, the original language document will be provided to the Commission or the Staff.

                                                     CN Biosciences, Inc.

                                                     By:  /s/ James G. Stewart
                                                     --------------------------
                                                     Vice President, Secretary
                                                     and Chief Financial Officer

LEASE CONTRACT

Lessor:           Balit AG
                  Steinenring 19
                  4011 Basel


Represented by:

Lessee:           Protogen AG
                  Weidenmattweg 4
                  4448 Laufelfingen

Property:         Alte Hauensteinerstrasse 48
                  4448 Laufelfingen
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                                      - 2 -

                    TABLE OF CONTENTS

                    1.      Lease object
                    2.      Beginning of lease, lease term and termination
                    3.      Rent
                    4.      Rent adjustment
                    5.      Heating and ancillary costs
                    6.      Use of lease object
                    7.      Transfer of possession of lease object
                    8.      Structural changes
                    9.      Advertising signs
                    10.     Lessee's maintenance duty
                    11.     Sublease, assignment of lease contract
                    12.     Right to monitor and right of access
                    13.     Duty of care
                    14.     Authorizations
                    15.     Insurance
                    16.     Keys
                    17.     Surrender of lease object
                    18.     Right of retention
                    19.     Contractual modifications
                    20.     Place of venue
                    21.     Additional provisions
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                                      - 3 -

1.       Lease object

         1.1 Lessor hereby delivers to Lessee the following premises in its real property for use in accordance with the lease:

                  - 602 square meters laboratories/offices and ancillary rooms
                  - 9 outside spaces (total 19 PP/10 PP Biodor Holding AG)

         1.2 The leased premises are sketched in red in the attached copies of the plan (scale 1:100). These copies of the plan shall constitute an integrated component of this lease contract.

         1.3 Lessee's equipment shall remain under its ownership, provided that it has not been fixed to portions of the building. At the end of the lease, Lessor may, in any event, demand the removal of such equipment and restoration of the original condition at Lessee's expense.

2.       Beginning of lease, lease term and termination

         2.1 The lease relationship is concluded starting on 7/1/1990 for a fixed term of 10 years (i.e., through 6/30/2000). It may be terminated by either party no earlier than said date upon compliance with a 12-month notice period. If the contract is not terminated, it shall automatically be extended for 12 month terms and may by terminated by either party upon 6 months' notice effective at the end of the relevant year. Termination shall be deemed to have been effected in a timely manner if it has been delivered to a Swiss post office no later than the last day prior to the beginning of the termination deadline period. Art. 3.4 of this lease contract shall remain reserved.

         2.2 Lessee may record the lease contract in the land register at its own expense. Lessor hereby authorizes the land registry to make the necessary entry.

3.       Rent

         3.1      The annual rent for the first year shall
                  be                                       Fr. 102,340.00
                                                           ==============


                  - 602 square meters x Fr. 170.00/square meter p.a.

                  payable in quarterly installments of    Fr. 25,585.00
                  plus:
                  a)       heating costs    account       Fr.
                  b)       hot water        account       Fr.  4,000.00

                  c)       ancillary costs        account       Fr.
                           (pursuant to Art. 5)

                  d)       janitor account                      Fr.

                           Total payable in advance             Fr. 29,585.00

3.2 Rent shall be payable in advance, no later than the first day of the quarter (due date).

3.3 The right to offset counterclaims--including those arising out of the lease relationship or a rescission of the contract--against rent payments is hereby barred.

3.4 If Lessee is in default with respect to a rent payment which is due, Lessor may impose a deadline period of 30 days with the threat that the lease contract will be rescinded if the outstanding rent has not been paid within said deadline period (Art. 265 OR [Swiss Law of Obligations]).


4.       Rent adjustment

         4.1 The annual rent set forth in Art. 3.1 is based on the national index of consumer prices as of June 1990. If this basis changes, the contracting parties shall each have the annual right to demand a change in rent on January 1--starting on January 1, 1991. The rent change shall be reassessed on the basis of the national index for consumer prices for September of the preceding year.

         4.2 It shall not be possible to fall below the basis rent of Fr. 102,340.00 starting on 7/1/1990.


5.       Heating and ancillary costs

         5.1      Ancillary costs shall consist of:

                  -        heating costs/hot water

                  -        water fee and waste water treatment facility fee

                  -        waste fee.

         5.2 The operating and maintenance costs for the heating system shall be allocated to the participating lessees according to the cubic content of the heatable rooms. Lessee shall make quarterly account payments, which Lessor shall settle with Lessee annually. Heating cost billing shall be deemed to have been acknowledged unless a written objection is made within 30 days of receipt. In the event of substantial cost increases, Lessor may, upon compliance with a three-month notice period, reasonably increase the quarterly account payment at the beginning a given quarter.

         5.3 Lessee shall make a quarterly contribution to the costs of hot water preparation; upon compliance with a three-month notice period, Lessor may increase said contribution at the beginning of a given quarter, as soon as the additional costs can no longer be met by the lessee contributions.

         5.4 Lessee shall bear a pro rata share of the costs for the janitor. It is intended that the janitorial service be ensured by the appropriate artisans at Novabiochem AG. Agreements shall be reached directly between Lessee and Novabiochem AG.

         5.5 Water consumption and the fees for waste water treatment equipment shall be charged to Lessee via the operating cost statement according to the quantity price IWB.

         5.6 Lessee shall bear the cost of operating and maintaining its own equipment and facilities (for example, power consumption in the leased rooms and illuminated letters and other advertising devices).

         5.7 Lessee shall bear fees and taxes which are incurred exclusively as a result of Lessee's business operation, even if they were assessed against Lessor.

6.       Use of lease object

         6.1 The leased space shall be available to Lessee for use as laboratory and office premises.

         6.2 Lessee hereby promises not to use the lease object for any purpose other than the contractually intended purpose. Any modification shall require the written consent of Lessor.

         6.3 In using the leased property, Lessee shall show the greatest degree of consideration for fellow lessees and the neighbors.

         6.4 The structural elements of the building shall be taken into account when machines and heavy furniture are brought in. Lessee shall ascertain the permissible floor bearing capacity in advance. Generally speaking, Lessee shall be obligated to take all reasonable measures which serve to prevent or reduce noise, shock, odor, etc., and protect the leased property against damage. Lessor shall be instructed in writing concerning such matters. In the absence of Lessor's consent, Lessee shall be liable for resulting damage.

         6.5 In using the equipment, such as elevators, the operating instructions given by the manufacturers shall be observed.


7.       Delivery of the lease object

         7.1 Lessor shall deliver possession of the lease object in a clean, user-ready condition in accordance with local custom.

         7.2 Lessee shall report defects which are detected to Lessor by registered mail within 30 days from the beginning of the lease. If Lessee fails to do so, it shall be assumed that it received the lease object in a condition which is in conformity with the contract.

         7.3 Lessee shall have no right to compensatory damages for activities in the course of renovations or completion work after the beginning of the lease.

8.       Structural modifications

         8.1 Modifications to and in the leased rooms, the installation of facilities, modifications of existing facilities, the attachment of roller blinds, company signs or advertising devices, etc., shall be permissible only with the written consent of Lessor.

         8.2 At the request of Lessor, Lessee must remove equipment and apparatuses which it personally brings in (or assumes from its predecessor) and restore the original condition. If such equipment and apparatuses remain in the leased rooms, Lessee shall not be entitled to claims for compensatory damages.


9.       Advertising signs

         9.1 The attachment of advertising signs and advertising boards should be adapted to the lease object and the surrounding area.

         9.2      Plans and drafts shall be presented to Lessor for approval.

         9.3 Lessee shall be personally obligated to obtain any official permits.

         9.4 In the event of maintenance or modification of the building facade or other walls, Lessee shall remove and reattach the signs and letters at its own expense.


10.      Lessee's maintenance duty

         10.1 The improvement and repair work--of any kind--which becomes necessary as a result of normal use and which does not exceed Fr. 500.00 shall be charged to Lessee. Repairs charged to Lessee for purposes of the foregoing shall specifically include:

                  The replacement of straps for blinds, jalousies or sun blinds, electric safety latches and shattered windows, the maintenance of electric switches and outlets, gas and water valves and door locks. This shall also be the case if there is damage resulting from third parties.

         10.2 Defects which Lessee is not responsible to remedy shall be reported to Lessor immediately. In the event of failure to report, Lessee shall be liable for the resulting damage.

         10.3 At all times, Lessor shall be entitled to act in an unimpeded manner in performing repairs and renovations in the lease object and on the appurtenant equipment, as well as in the common rooms, and on facades and the roof. More extensive renovations and new installations shall be announced to Lessee early.


11.      Sublease, assignment of lease contract
         Subleasing of the leased premises and assignment of the lease contract shall be barred without the written approval of Lessor. Consent may be refused for good cause (such as income and capital base insufficient for compliance with contractual obligations, irreconcilability with the good reputation of the property, etc.).

12.      Right to monitor and right of access

         12.1 Lessor or its representatives shall be entitled to enter the lease object to protect its rights during ordinary business hours.

         12.2     If Lessee is absent, the keys shall be kept available.

         12.3 For purposes of re-leasing the premises, Lessor shall have a right of access starting from the time of termination, even in the case of non-contractual termination.


13.      Duty of care

         13.1 Lessee shall exercise proper care in its use of the lease object (Art. 261 OR).

         13.2 Lessee shall be fully liable to provide compensation for damage which arises in violation of this duty of care.

         13.3 Moreover, Lessor shall have the right to rescind the contract immediately and claim compensatory damages if Lessee breaches the lease contract or building by-laws in spite of written warning.

         13.4 The building by-laws shall constitute an integrated component of this lease contract.


14.      Authorizations
         Lessee shall obtain all authorizations necessary in connection with Lessee's business operation.


15.      Insurance

         15.1 Lessor shall enter into the compulsory fire insurance contract, as well as a liability and water damage insurance contract.

         15.2 Lessee shall bear the risk of damage or loss of its personal property. The conclusion of appropriate insurance contracts--including insurance against the breakage of glass panes belonging to the leased rooms--is therefore recommended to Lessee.


16.      Keys

         16.1 When the lease object is occupied, the necessary keys shall be delivered to Lessee in exchange for a separate receipt.

         16.2 Lessee may have additional keys made only with written consent of Lessor.

         16.3 At the time of moving out, all keys, including additional keys made at Lessee's expense, shall be returned to Lessor without compensation.

17. Surrender of lease object

         17.1 The leased property shall be fully vacated, cleaned and surrendered to Lessor, along with all keys, by no later than the last day of the lease.

         17.2 In principle, Lessee shall surrender the lease object in the condition in which it maintained it. It shall not be liable for wear resulting from contractual use.

         17.3 The repair and cleaning work which Lessee must perform shall be started in a timely manner, such that it is completed at the end of the lease relationship or at the time of early surrender of the lease object.

         17.4 In the event of early departure, Lessee shall completely vacate and clean the leased property and assign it to Lessor without compensation and without delay.

         17.5 If Lessee leaves the leased rooms early, it shall be liable for rent and ancillary costs until the expiration of the contract.

         17.6 Upon the request of Lessor, Lessee shall make payment or post security prior to departure for the rent which will fall due prior to the next regular termination deadline.


18.      Right of retention

         Lessor's right to retain Lessee's equipment and furniture shall take precedence over all claims third-party claims.

19.      Contractual modifications
         All contractual modifications must be in writing.

20.      Place of venue
         The place in which the leased property is located shall be the place of venue for all disputes arising from this lease contract.

21.      Additional provisions

         21.1 Transfer of rights and duties: Each party shall transfer all rights and duties arising from this contract to any legal successors.

         21.2 The agreement governing use compensation for operating equipment paid for by the Lessor is attached to this lease contract as appendix no. 1.


The foregoing lease contract is issued and signed in 3 copies.


Place:  Basel                               Date:  4/3/90


Lessor:                                     Lessee:
BALIT AG                                    PROTOGEN AG

/s/ P. Glaser     /s/ D. Leder              [signature          /s/ G. Chappuis
- --------------    ---------------           -------------      ----------------
P. Glaser         D. Leder                  illegible]          G. Chappuis





Attachments

Addendum no. 1
Copy of plan

                                 ADDENDUM No. 1

                       to the lease contract dated 4/3/90



                                     between


Lessor:           Balit AG
                  Steinenring 19
                  4011 Basel



Lessee:           Protogen AG
                  Weidenmattweg 4
                  4448 Laufelfingen


Property:         Alte Hauensteinerstrasse 48
                  4448 Laufelfingen

Use compensation for operating equipment

1. Lessor financed specific operating equipment for Lessee. This financing shall be repaid by Lessee through the payment of use compensation.

2. According to the cost estimate, Lessor's investment consists of the following items:

         BKP 311    Master builder work                   Fr.  23,000.00
         BKP 330    Electric installations                Fr. 110,000.00
         BKP 344    Source exhaust, ventilation
                    cold chamber, room ventilation        Fr. 120,000.00
         BKP 353    Distributions, drain-offs             Fr.  90,000.00
         BKP 390    Fees, include technical specialist
                    fees                                  Fr. 147,000.00
                                                          --------------
         Total                                            Fr. 490,000.00
                                                          ==============


3.       The amount of the use compensation shall be computed as follows:

         3.1      Amortization 10 years

                  - Fr. 490,000.00:  10 years             Fr.  49,000.00


         3.2      Interest on capital

                  - Fr. 490,000.00 x 7%                   Fr.  17,150.00
                    -------------------                   --------------
                            2


         3.3      Total                                   Fr.  66,150.00
                                                          ==============


4. The use compensation shall be payable during the term of the lease relationship:


         -        quarterly on 1/1, 4/1, 7/1, 10/1,
                  first time on 7/1/90                    Fr.  16,537.50
                                                          ==============

5. After the expiration of the lease contract, the operating equipment described in Art. 2 shall remain under Lessor's ownership.

6. Maintenance and repair of the operating equipment shall be charged to Lessee.

Basel, Laufelfingen

Lessor:                                     Lessee:
BALIT AG                                    PROTOGEN AG

/s/ P. Glaser     /s/ D. Leder      [signature                /s/ G. Chappuis
- ---------------   ---------------   ---------------           ------------------
P. Glaser         D. Leder           illegible]               G. Chappuis

[logo]
                                    BALIT AG


New starting on 4/22/91
Tel:  061/272 97 97
Fax:  061/272 98 41

                                         Novabiochem AG
                                         Attn:  Mr. A. Muller
                                         P.O. Box
                                         4448 Laufelfingen




                                         Basel, January 10, 1992 PG/ma



Merger of Protogen AG with Novabiochem AG


Dear Mr. Muller:

We thank you for your letter dated January 7, 1992.

For the sake of form, we hereby confirm for you that we are prepared to transfer to Novabiochem AG, Weidenmattweg 4, 4448 Laufelfingen, the lease contract dated April 3, 1990, between Balit AG (as lessor) and Protogen AG (as lessee) as of January 1, 1992. At the same time, we ask you to take notice of the already announced rent increase set forth in our letter to Protogen AG dated January 6, 1992.

As evidence of your agreement with the transfer of the lease contract, we ask that you have the attached duplicate letter signed by Novabiochem AG, Laufelfingen, in a legally effective manner.

                                 Sincerely yours,

                                 BALIT AG

                                 /s/ P. Glaser     /s/ D. Leder Maillard
                                 ----------------  ----------------------
                                 P. Glaser         D. Leder Maillard


Enclosure:
- -        copy of our letter to Protogen AG dated January 6, 1992

AGREED:  Laufelfingen, 1/16/91      STAMP/SIGNATURE

             [stamp]
             Novabiochem
             [signature illegible]     [signature illegible]